Exhibit 99.1
VOTING AGREEMENT
among
THE PROCTER & GAMBLE COMPANY
and
THE PERSONS
IDENTIFIED ON THE SIGNATURE
PAGES HERETO
dated as of
June 4, 2008

-i-

VOTING AGREEMENT
     This Voting Agreement (this “Agreement”) is made and entered into as of June 4, 2008, by and among The Procter & Gamble Company, an Ohio corporation (“Parent”), and those certain shareholders set forth on the signature pages hereto (each individually, a “Shareholder” and collectively, “Shareholders”) of The J.M. Smucker Company, an Ohio corporation (“RMT Partner”).
RECITALS
     1. Concurrently with the execution of this Agreement, Parent, The Folgers Coffee Company, a Delaware corporation and wholly owned subsidiary of Parent (“Folgers”), RMT Partner and Moon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of RMT Partner (“Merger Sub”) are entering into a Transaction Agreement of even date herewith (as such agreement may hereafter be amended from time to time, the “Transaction Agreement”) which provides for the merger of Merger Sub with and into Folgers (the “Merger”). Following the Merger, Folgers will continue as the surviving corporation. In the Merger, the shares of common stock of Folgers, par value $0.01 per share (“Folgers Common Stock”), will automatically be converted into the right to receive shares of common stock of RMT Partner, without par value (“RMT Partner Common Stock”), on the terms and subject to the conditions of the Transaction Agreement.
     2. As of the date hereof, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to, in the aggregate, such number of Shares (as defined herein) listed opposite such Shareholder’s name on Schedule A attached hereto;
     3. Each Shareholder is entering into this Agreement as a material inducement and consideration to Parent to enter into the Transaction Agreement.
     Accordingly, the Parties agree as follows:
I. AGREEMENT TO VOTE
     1.1 Voting Agreement. (a) Each Shareholder hereby covenants and agrees that, prior to the Expiration Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of RMT Partner, however called, and in any action taken by the written consent of shareholders of RMT Partner without a meeting, unless otherwise directed in writing by Parent, each Shareholder will appear at the meeting or otherwise cause such Shareholder’s Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent or cause to be voted or consented the Shares:
     (i) in favor of (A) the issuance of RMT Partner Common Stock pursuant to the Merger, (B) authorizing the Transactions, and (C) to the extent that a vote is solicited in connection with this Agreement or the Transaction Agreement, any other action required or desirable in furtherance hereof or thereof;
     (ii) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of RMT Partner in the Transaction Agreement or the Other RMT Agreements or that would delay or hinder the consummation of the Merger or the other Transactions or that would preclude fulfillment of a condition precedent under the Transaction Agreement to RMT Partner’s, Parent’s, Folgers’ or Merger Sub’s obligation to consummate the Merger or the other Transactions, against the approval of such action, agreement or proposal; and
     (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the issuance of the RMT Partner Common Stock pursuant to the Merger and the consummation of the Merger, including any RMT Partner Takeover Proposal or RMT Partner Superior Proposal.
          (b) Prior to the Expiration Date, each Shareholder will not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with any provision of this Section 1.1. This Agreement is intended to bind each Shareholder only with respect to the specific matters set forth herein.
     1.2 Irrevocable Proxy. Contemporaneously with the execution of this Agreement, each Shareholder will deliver to Parent a proxy with respect to such Shareholder’s Shares in the form attached hereto as Exhibit 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the “Proxy”); except that the Proxy will be automatically revoked upon termination of this Agreement in accordance with its terms.
     1.3 Transfer and Other Restrictions. (a) From and after the date hereof until the termination of this Agreement, each Shareholder agrees not to, directly or indirectly:
     (i) except as provided in this Agreement, Transfer any or all of the Shares or any interest therein;
     (ii) grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares except as provided in this Agreement; or
     (iii) take any other action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement.

          (b) To the extent that any Shareholder is, as of the date hereof, party to a contract or agreement that requires such Shareholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to RMT Partner), such Shareholder will not effect any such Transfer unless, prior to such Transfer, such Shareholder causes the transferee to be bound by and to execute an agreement in the form of this Agreement with respect to the Shares to be Transferred. Nothing herein will prohibit Shareholder from exercising any option or warrant Shareholder may hold (in accordance with the terms of such option or warrant, as applicable); provided, however, that the securities acquired upon such exercise will be deemed Shares.
          (c) Each Shareholder agrees with, and covenants to, Parent that such Shareholder will not request that RMT Partner register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such transfer is made pursuant to and in compliance with this Agreement.
          (d) From and after the Effective Time until the day after the second anniversary of the Effective Time, each Shareholder agrees not to, directly or indirectly, (i) purchase, or otherwise acquire record or beneficial ownership of any additional shares of RMT Partner Common Stock or Folgers stock, or warrants or options to acquire RMT Partner Common Stock or Folgers stock; or (ii) enter into any agreement or commitment to purchase shares of RMT Partner Common Stock or Folgers stock, or warrants or options to acquire RMT Partner Common Stock or Folgers stock; provided, however, that, (i) a Shareholder shall be permitted to purchase or acquire additional shares of RMT Partner Common Stock solely to the extent permitted by Safe Harbor VII of Treasury Regulation Section 1.355-7(d), (ii) a Shareholder shall be permitted to acquire any RMT Partner Common Stock that is restricted stock or deferred stock units to the extent the Shareholder is entitled to receive (or would be entitled to receive upon achieving the relevant hurdles in existence) as of the Effective Time such restricted stock or deferred stock units, (iii) a Shareholder shall be permitted to purchase or acquire RMT Partner Common Stock pursuant to the exercise of an option to acquire RMT Partner Common Stock that was granted at or prior to the Effective Time, (iv) after Parent’s receipt and acceptance of, and solely to the extent consistent with, an Equity Compensation Opinion, and subject to the additional requirements set forth in the Tax Matters Agreement, a Shareholder shall be permitted to acquire RMT Partner or Folgers options, restricted stock and/or deferred stock units and the shares of RMT Partner or Folgers Capital Stock issued upon the exercise or vesting, as applicable, of such options, restricted stock and/or deferred stock units, and (v) a Shareholder shall be permitted to purchase or acquire shares of RMT Partner Common Stock or Folgers stock, or warrants or options to acquire RMT Partner Common Stock or Folgers stock if RMT Partner or Folgers, as applicable delivers an Unqualified Opinion, Parent in its reasonable discretion, which discretion shall be exercised in good faith solely to preserve the Tax-Free Treatment, provides its written consent permitting the proposed purchase or acquisition, and all other applicable requirements set forth in the Tax Matters Agreement are satisfied.

          (e) The foregoing restrictions will not prohibit a transfer of Shares (i) in the case of an individual, to any member of his or her immediate family, to a trust for the benefit of such Shareholder or any member of his or her immediate family or a transfer of Shares upon the death of any Shareholder or (ii) in the case of a partnership or limited liability company, to one or more partners or members or to an affiliated corporation; provided, however, that in each such case, (x) such Transfer is for no consideration of any kind and (y) any transferee will, as a precondition to such transfer, agree in a writing delivered to Parent, to be bound by the terms and conditions of this Agreement and execute and deliver to Parent a proxy in the form attached hereto.
II. WAIVERS
     Each Shareholder agrees not to exercise any rights of appraisal and any dissenters’ rights that such Shareholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger or any proposal that is necessary or desirable to consummate the Merger.
III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER
     Each Shareholder hereby represents, warrants and covenants to Parent severally, and not jointly, as follows:
     3.1 Authority, Enforceability. Such Shareholder has the legal capacity and the power and authority to enter into, execute, deliver and perform such Shareholder’s obligations under this Agreement and to make the representations, warranties and covenants made by such Shareholder herein. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Law affecting the enforcement of creditors’ rights generally and by general equitable principles.
     3.2 No Conflicts, No Defaults And Consents. The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not: (i) conflict with or violate any order, decree or judgment applicable to such Shareholder or by which such Shareholder or any of such Shareholder’s properties or Shares is bound or affected; (ii) conflict with or violate any agreement to which such Shareholder is a party or is subject, including, without limitation, any voting agreement or voting trust; (iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Security Interest in or to such Shareholder’s Shares, pursuant to any Contract to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s Shares is bound or affected, or (iv) require any Contract of any third party.
     3.3 Shares Owned. As of the date hereof, such Shareholder is the record owner and beneficial owner (as defined in Rule 13d-3 under the Exchange Act), with respect to, in the aggregate, the number of shares of RMT Partner Common Stock listed opposite such Shareholder’s name on Schedule A (and, to the extent that such Shareholder is the beneficial owner, but not record owner, of any shares of RMT Partner Common Stock, such ownership is separately noted on Schedule A, together with an accurate identification of the record owner of such shares), and does not beneficially own or otherwise have the power to direct the voting with respect to, any shares of capital stock of RMT Partner other than the Shares listed on Schedule A. Schedule A further sets forth as of the date hereof the number of Shares for which such Shareholder is entitled to cast one vote per Share and the number of Shares for which such Shareholder is entitled to cast ten votes per Share for those matters specified in the articles of incorporation of RMT Partner.
     3.4 Accuracy of Representations; Reliance by Company. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the Effective Time of the Merger as if made on that date. Each Shareholder understands and acknowledges that Parent and Folgers are entering into the Transaction Agreement in reliance upon each Shareholder’s execution and delivery of this Agreement.
     3.5 Further Assurances. Each Shareholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the reasonable opinion of Parent, to carry out the purposes and intent of this Agreement.
     3.6 No Restraint on Officer or Director Action. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director or an officer of RMT Partner makes any agreement, understanding or undertaking herein in his or her capacity as a director or officer, and the agreements set forth herein will in no way restrict any director or officer in the exercise of his or her fiduciary duties as a director or officer of RMT Partner. Each Shareholder has executed this Agreement solely in his or her capacity as the beneficial holder of such Shareholder’s Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Shareholder’s Shares.
     3.7 Limited Proxy. Each Shareholder will retain at all times the right to vote such Shareholder’s Shares, in such Shareholder’s sole discretion, on all matters other than those set forth in Section 1.1 which are at any time or from time to time presented to RMT Partner’s shareholders generally.
     3.8 Confidentiality. Each Shareholder agrees (i) to hold any non-public information regarding this Agreement and the Transactions in strict confidence and (ii) not to divulge any such non-public information to any third person.
     3.9 No Solicitation. Each Shareholder agrees that it will not take any action that Affiliates of RMT Partner are prohibited from taking under Section 5.11 of the Transaction Agreement.

IV. MISCELLANEOUS
     4.1 Severability. The parties agree that (a) the provisions of this Agreement will be severable in the event that for any reason whatsoever any of the provisions hereof are invalid, void or otherwise unenforceable, (b) any such invalid, void or otherwise unenforceable provisions will be replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (c) the remaining provisions will remain valid and enforceable to the fullest extent permitted by applicable Law.
     4.2 Amendments and Waivers. (a) This Agreement may be amended and any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party hereto under or by reason of this Agreement.
          (b) No delay or failure in exercising any right, power or remedy hereunder will affect or operate as a waiver thereof; nor will any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that any party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision of this Agreement must satisfy the conditions set forth in Section 4.2(a) and will be effective only to the extent in such writing specifically set forth.
     4.3 Entire Agreement. This Agreement, together with the provisions of the transaction documents relating to the Merger referred to herein, constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof and will supersede all prior negotiations, agreements and understandings of the Parties of any nature, whether oral or written, with respect to such subject matter.
     4.4 Assignment. No party may assign its rights or delegate its duties under this Agreement without the written consent of the other parties, except that Parent may assign its rights or delegate its duties under this Agreement to an Affiliate thereof, provided that Parent shall remain liable for all of its obligations under this Agreement. Except as provided in the preceding sentence, any attempted assignment or delegation will be void.
     4.5 Governing Law. The validity, interpretation and enforcement of this Agreement will be governed by the Laws of the State of Ohio, other than the choice of Law provisions thereof.

     4.6 Notices. Any notice, demand, claim or other communication under this Agreement will be in writing and will be deemed to have been given (a) on delivery if delivered personally, (b) on the date on which delivery thereof is guaranteed by the carrier if delivered by a national courier guaranteeing delivery within a fixed number of days of sending, or (c) on the date of transmission thereof if delivery is confirmed, but, in each case, only if addressed to the parties in the following manner at the following addresses or facsimile numbers (or at the other address or other number as a party may specify by notice to the other):
     If to Parent:
The Procter & Gamble Company
One Procter & Gamble Plaza
Cincinnati, OH 45202
Attention: Joseph Stegbauer,
               Associate General Counsel — Global Transactions
Facsimile: (513) 983-7635
Email: stegbauer.ja@pg.com
     with a copy to:
Jones Day
222 East 41st Street
New York, NY 10017
Attention: Robert A. Profusek, Esq.
Facsimile: (212) 755-7306
Email: raprofusek@jonesday.com
     If to the Shareholders:
At the address listed on Schedule A.
     With a copy to:
The J.M. Smucker Company
One Strawberry Lane
Orrville, Ohio 44667
Attention: M. Ann Harlan,
               Vice President, General Counsel and Secretary
Facsimile: (330) 684-3026
Email: ann.harlan@jmsmucker.com
     4.7 Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Transactions, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.
     4.8 Counterparts. This Agreement may be executed in multiple counterparts (any one of which need not contain the signatures of more than one Party), each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement. This Agreement, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, will be treated in all manner and respects as an original agreement and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party, the other Party will re-execute original forms thereof and deliver them to the requesting Party. No Party will raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature was transmitted or communicated through the use of facsimile machine or other electronic means as a defense to the formation of a Contract and each such Party forever waives any such defense.
     4.9 Interpretation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be a substantive part of or to affect the meaning or interpretation of this Agreement. The use of the words “include” or “including” in this Agreement will be by way of example rather than by limitation. The use of the words “or,” “either” or “any” will not be exclusive. The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
     4.10 Termination. This Agreement, other than the Transfer prohibitions contained in Section 1.3(d), which will terminate upon the day after the second anniversary of the Effective Time, will be terminated and will be of no further force and effect upon the Expiration Date.
     4.11 Fees And Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses.
     4.12 Nonsurvival Of Representations And Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement will survive the Expiration Date; provided, however, that the termination of this Agreement will not relieve any party from any liability for any breach of this Agreement that has occurred prior to the termination of this Agreement as provided for in Section 4.10.
     4.13 Legal Counsel. Each Shareholder acknowledges that it has been advised to, and has had the opportunity to consult with its personal attorney prior to entering into this Agreement. Each Shareholder acknowledges that attorneys for RMT

Partner represent RMT Partner and do not represent any of the shareholders of RMT Partner in connection with the Transaction Agreement, this Agreement or any of the transactions contemplated hereby or thereby.
     4.14 Legends. Any stock certificates representing the Shares will at the request of Parent reflect this Agreement and, if applicable, the irrevocable proxy granted by this Agreement.
V. DEFINITIONS
     For purposes of this Agreement, the following terms, when utilized in a capitalized form, will have the following meanings:
     “Affiliate” has the meaning given to such term in the Separation Agreement, in the form of such agreement as executed on the date hereof.
     “Agreement” has the meaning set forth in the preamble.
     “Capital Stock” has the meaning given to such term in the Tax Matters Agreement, in the form of such agreement attached as Exhibit A to the Separation Agreement as of the date hereof.
     “Code” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Contract” has the meaning given to such term in the Separation Agreement, in the form of such agreement as executed on the date hereof.
     “Exchange Act” has the meaning set forth in the recitals.
     “Effective Time” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Equity Compensation Opinion” has the meaning given to such term in the Tax Matters Agreement, in the form of such agreement attached as Exhibit A to the Separation Agreement as of the date hereof.
     “Expiration Date” means the earlier to occur of (i) the Effective Time; and (ii) the termination of the Transaction Agreement in accordance with its terms.
     “Folgers” has the meaning set forth in the recitals.
     “Folgers Common Stock” has the meaning set forth in the recitals.
     “Law” has the meaning given to such term in the Separation Agreement, in the form of such agreement as executed on the date hereof.
     “Merger” has the meaning set forth in the recitals.

     “Merger Sub” has the meaning set forth in the recitals.
     “Other RMT Agreements” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Parent” has the meaning set forth in the preamble.
     “Parties” means, collectively, Parent and the Shareholders.
     “Person” has the meaning given to such term in the Separation Agreement, in the form of such agreement as executed on the date hereof.
     “Proxy” has the meaning set forth in Section 1.2.
     “RMT Partner” has the meaning set forth in the preamble.
     “RMT Partner Common Stock” has the meaning set forth in the recitals.
     “RMT Partner Superior Proposal” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “RMT Partner Takeover Proposal” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Security Interest” has the meaning given to such term in the Separation Agreement, in the form of such agreement as executed on the date hereof.
     “Separation Agreement” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Shareholder” has the meaning set forth in the preamble.
     “Shares” means all issued and outstanding shares of RMT Partner Common Stock beneficially owned (as defined in Rule 13d-3 of the Exchange Act) by each Shareholder, in each case, on the date hereof; provided, however, that any shares of capital stock of RMT Partner of which such Shareholder becomes the record or beneficial owner after the execution of this Agreement and prior to the Expiration Date will be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.
     “Tax-Free Treatment” has the meaning given to such term in the Tax Matters Agreement, in the form of such agreement attached as Exhibit A to the Separation Agreement as of the date hereof.
     “Tax Matters Agreement” has the meaning given to such term in the Separation Agreement, in the form of such agreement attached as Exhibit A to the Separation Agreement as of the date hereof.
     “Transaction Agreement” has the meaning set forth in the recitals.

     “Transactions” has the meaning given to such term in the Transaction Agreement, in the form of such agreement as executed on the date hereof.
     “Transfer” with respect to any security means to directly or indirectly: (i) sell, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.
     “Unqualified Opinion” has the meaning given to such term in the Tax Matters Agreement, in the form of such agreement attached as Exhibit A to the Separation Agreement as of the date hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

THE PROCTER & GAMBLE COMPANY
By:	/s/ Joseph A. Stegbauer
	Name:	Joseph A. Stegbauer
	Title:	Attorney-in-fact

SHAREHOLDERS
/s/ Timothy P. Smucker
Timothy P. Smucker
Individually

/s/ Timothy P. Smucker
Timothy P. Smucker
Trustee, Sarah L. Smucker Revocable Trust

/s/ Timothy P. Smucker
Timothy P. Smucker
Trustee, Willard E. Smucker Foundation

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO John Enoch Smucker

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO Sarah L. Smucker

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO Jackson Mark Smucker

[Signature Page to Voting Agreement]

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO Ella Agnes Smucker

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO Phoebe Noel Smucker

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Trustee, Timothy P. Smucker Trust FBO Noah Jerome Smucker

/s/ Timothy P. Smucker
Timothy P. Smucker
Trustee, Reid S. Smucker Revocable Trust

/s/ Timothy P. Smucker
Timothy P. Smucker
Trustee, Protected Trust and Exempt Trust FBO Timothy P. Smucker

/s/ Jennifer C. Smucker
Jennifer C. Smucker
Individually

/s/ Richard K. Smucker
Richard K. Smucker
Individually

/s/ Richard K. Smucker
Richard K. Smucker
Trustee, Protected Trust and Exempt Trust FBO Julie E. Smucker

/s/ Emily D. Smucker
Emily D. Smucker
Individually

[Signature Page to Voting Agreement]

EXHIBIT 1 TO VOTING AGREEMENT
IRREVOCABLE PROXY
     The undersigned shareholder (the “Shareholder”) of The J.M. Smucker Company, an Ohio corporation, (“RMT Partner”) hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of The Procter & Gamble Company, an Ohio corporation (“Parent”) designated by Parent in writing and each of them (collectively the “Proxyholders”), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned’s rights with respect to (i) the common shares of RMT Partner beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Voting Agreement (as defined below); (ii) any and all other shares of capital stock of RMT Partner with respect to which the undersigned will become the record or beneficial owner or over which the undersigned will otherwise exercise voting power after the date hereof and prior to the termination of this proxy in accordance with its terms, including, without limitation, in the event of a dividend or distribution of capital stock of RMT Partner, or any change in RMT Partner’s capital stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, all shares of RMT Partner’s capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of RMT Partner’s capital stock into which or for which any or all of the shares otherwise held by the undersigned may be so changed or exchanged. (The shares of the capital stock of RMT Partner referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the “Shares.”) Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy will be terminated in accordance with its terms.
     The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement dated as of the date hereof, between Parent and the undersigned (the “Voting Agreement”) at any meeting of the shareholders of RMT Partner, however called, or in any action by written consent of shareholders of RMT Partner with respect to the following matters and only the following matters:
     (i) in favor of (A) the issuance of RMT Partner Common Stock (as defined in the Transaction Agreement) pursuant to the merger (the “Merger”) contemplated by the Transaction Agreement by and among Parent, The Folgers Coffee Company, a Delaware corporation and a wholly owned subsidiary of Parent, (“Folgers”), RMT Partner and Moon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of RMT Partner (“Merger Sub”), dated as of the date hereof (the “Transaction Agreement”), (B) authorizing the transactions contemplated by the Transaction Agreement, including the Merger, and (C) to the extent that a vote is solicited in connection with the Voting Agreement or the Transaction Agreement, any other action required or desirable in furtherance hereof or thereof;
     (ii) against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of RMT Partner in the Transaction Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Transaction Agreement to RMT Partner’s, Parent’s or Folgers’ obligation to consummate the Merger; and
     (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger including, without limitation, any RMT Partner Takeover Proposal or RMT Partner Superior Proposal (each as defined in the Transaction Agreement).
     The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement.
     This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Any obligation of the undersigned hereunder will be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of RMT Partner and with any Inspector of Elections at any meeting of the shareholders of RMT Partner.
     This proxy is irrevocable, is coupled with an interest, and will survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).
Dated: June [__], 2008

SHAREHOLDER
By:

2